Exhibit 10-17

                                                                  EXECUTION COPY


         SIXTH AMENDMENT (this "AMENDMENT"), dated as of March 15, 2004, to LOAN AND SECURITY AGREEMENT, dated as of September 24, 2001 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("LASALLE"), and PROTECTIVE APPAREL CORPORATION OF AMERICA, a New York corporation ("PACA"), POINT BLANK BODY ARMOR, INC., a Delaware corporation ("POINT BLANK"), and NDL PRODUCTS, INC., a Florida corporation ("NDL", and with PACA and Point Blank, collectively, the "BORROWERS" and each, a "BORROWER"), and DHB INDUSTRIES, INC., a Delaware corporation (f/k/a DHB Capital Group, Inc., the "PARENT"). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

         WHEREAS, the Borrowers and Parent have requested that LaSalle agree to an extension of the term of the Loan Agreement and to the modification of certain other terms and provisions contained in the Loan Agreement; and

         WHEREAS, LaSalle has consented to such request, on the terms and subject to the satisfaction of the conditions contained in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE.  AMENDMENTS.  Effective  upon  the  satisfaction   of  the
conditions set forth in Section Three hereof, the Loan Agreement shall be and is hereby amended as follows:

         (a) SECTION 2. LOANS.

                  (i) Clauses (ii) and (iii) of Section 2(a) of the Loan Agreement are deleted in their entirety; clause (iv) of Section 2(a) is renumbered as "(ii)"; and the word "plus" at the end of clause (i) of Section 2(a) is deleted and the word "minus" substituted in lieu thereof.

                  (ii) The proviso  appearing  immediately  after clause (iv) of
Section 2(a) of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  "provided, that the aggregate undrawn amount of all Letters of Credit issued or guaranteed by Lender, with respect to all Borrowers, shall at no time EXCEED Two Million and No/100 Dollars ($2,000,000) and (y) the Revolving Loan Limit with respect to Revolving Loans made to all Borrowers, at any one time outstanding, shall in no event exceed Thirty-Two Million Five Hundred Thousand and No/100 Dollars ($32,500,000) (the "MAXIMUM REVOLVING LOAN LIMIT")."

                  (iii) Section 2(b) of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  "(B)     TERM LOAN.

                           Subject to the terms and conditions of this Agreement
                  and the Other Agreements, Lender shall make a term loan to Point Blank in the principal amount of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000) (the "ORIGINAL TERM LOAN"). Lender shall make an additional term loan (each, an "ADDITIONAL TERM LOAN"; the Original Term Loan and all Additional Term Loans are herein collectively referred to as the "TERM LOAN") to Point Blank in a principal amount equal to the difference between $12,500,000 and the principal balance of the Term Loan outstanding on the effective date of such Additional Term Loan for amortization purposes, upon the occurrence of each of the following events: (x) the net income of the Parent and its consolidated Subsidiaries, after taxes, for the fiscal year ending on or about December 31, 2004, shall be not less than the lesser of (i) 80% of the projected net income of the Parent and its consolidated Subsidiaries, after taxes, for such fiscal year, as reflected in acceptable annual projections for such fiscal year delivered to Lender pursuant to Section 9(d) hereof and (ii) $14,000,000; or (y) the net income of the Parent and its consolidated Subsidiaries, after taxes, for the fiscal year ending on or about December 31, 2005 and/or the fiscal year ending on or about December 31, 2006, shall be not less than $8,000,000. The effective date of each Additional Term Loan for amortization purposes shall be January 1st of the year in which such Additional Term Loan is made. Notwithstanding the foregoing, no Additional Term Loan shall be made if, on the date such Loan is required to be made hereunder, any one of the following conditions exist: (x) the aggregate value (measured at the lower of cost or market value) of the Borrowers' Eligible Inventory, shall be less than $35,000,000, as reflected in the most recent monthly Inventory report of the Borrowers delivered to Lender pursuant to Section 9(b) of this Agreement; or (y) all of the conditions set forth in
                  Section 17(b) of this Agreement have not been satisfied. If, for any of the fiscal years referred to in this clause (b), Parent and its consolidated Subsidiaries shall have achieved the amount of net income required hereunder for an Additional Term Loan to be made, then Lender shall make such Additional Term Loan by the 5th day after Lender's receipt of the audited annual financial statements of Parent and its consolidated Subsidiaries for such fiscal year reflecting such amount of net income. For all purposes under this Agreement, the Term Loan shall constitute a Loan. The Term Loan shall be evidenced by the Term Note, in the principal amount of $12,500,000, dated on or about March 15, 2004."

                  (iv) Section 2(d)(ii) of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  "Repayment of Term Loan. The Term Loan shall be repaid in consecutive quarterly installments, each in the amount of One Million and No/100 Dollars ($1,000,000) and each payable on the first day of each quarter, commencing July 1, 2004; provided, that the entire outstanding principal balance of the Term Loan shall be repaid on the earliest to occur of: (i) the last day of the Original Term; (ii) and the date of termination of this Agreement pursuant to Section 10 hereof;
                  (iii) the date on which the due date of the Liabilities is accelerated pursuant to Section 16 hereof; or (iv) the date any mandatory prepayment thereof shall be required pursuant to
                  Section 2(d)(iv) hereof. If any such payment due date is not a Business Day, then such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest and fees due hereunder."

                  (v) Section 2(d)(iv) of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  "If, at any time, the aggregate value (measured at the lower of cost or market value) of the Borrowers' Eligible Inventory shall be less than $35,000,000, as reflected in the most recent monthly Inventory report of the Borrowers delivered to Lender pursuant to Section 9(b) hereof, then the Borrowers shall immediately prepay the entire outstanding principal balance of the Term Loan and Lender shall thereafter have no obligation to make any Additional Term Loan."

         (b) SECTION 4. INTEREST, FEES AND CHARGES.

                  (i) Clauses (a) and (b) of Section 4(a)(ii) are deleted in their entirety and the following substituted in lieu thereof:

                           "(a)  Revolving  Loans  borrowed  as LIBOR Rate Loans
                  shall bear interest at one and three-quarters percent (1.75%) in excess of the LIBOR Rate for the applicable Interest Period, (b) portions of the Term Loan borrowed as LIBOR Rate Loans shall bear interest at two and one-quarter percent (2.25%) in excess of the LIBOR Rate for the applicable Interest Period."

                  (ii) Section 4(c)(ii) of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                           "(ii)  Unused  Line Fee.  The  Borrowers  jointly and
                  severally agree to pay to Lender an unused line fee of three-eighths of one percent per annum (0.375%) of the difference each month between (i) the Maximum Revolving Loan Limit and (ii) the average daily balance of the Revolving Loans, plus the outstanding Letter of Credit Obligations, in each case for such month. Said fee shall be fully earned by Lender and payable monthly in arrears on the first Business Day of each month for the previous month, and shall be calculated on the basis of a 360 day year."

                  (iii) Section 4(a)(iv) of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                           "(iv) Intentionally Omitted."

         (c) SECTION 10. TERMINATION; AUTOMATIC RENEWAL.

         (a) The first sentence of Section 10 of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                           "THIS AGREEMENT SHALL BE IN EFFECT FOR A PERIOD (SUCH
                  PERIOD, THE "ORIGINAL TERM") FROM THE DATE HEREOF UNTIL OCTOBER 1, 2007, AND SHALL BE EXTENDED THEREAFTER (EACH SUCH EXTENSION BEING REFERRED TO HEREIN AS A "RENEWAL TERM") SOLELY AT THE OPTION OF THE LENDER, UNLESS (A) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF OR
                  (B) THE BORROWERS ELECT TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST FORTY-FIVE (45) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM AND BY PAYING ALL OF THE LIABILITIES IN FULL ON THE LAST DAY OF SUCH TERM."

         (b) The last two sentences of Section 10 of the Loan Agreement are deleted in their entirety and the following substituted in lieu thereof:

                           "In the event that the Borrowers elect to and in fact
                  terminate this Agreement and prepay all of the Liabilities on or before October 1, 2005, then, in such event, on the date of such prepayment the Borrowers agree jointly and severally to pay to Lender as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to one percent (1%) of the Maximum Revolving Loan Limit in effect on such date. There shall be no prepayment fee imposed on the Borrowers upon any prepayment of the Term Loan."

         (d) SECTION 14. FINANCIAL  COVENANTS.  Clauses (a), (b) and (c) of
Section 14 of the Loan Agreement are deleted in their entirety and the following substituted in lieu thereof:

                  "(A) TANGIBLE NET WORTH.

                  (i) The Tangible Net Worth of Parent and its Subsidiaries, on a consolidated basis, shall not at any time be less than Forty-Five Million and No/100 Dollars ($45,000,000).

                  (ii) Each Borrower shall at all times maintain a minimum Tangible Net Worth of at least One Dollar.

                  (B) FIXED CHARGE COVERAGE.

                  Parent and the Borrowers shall not permit the ratio of EBITDA to Fixed Charges for any fiscal quarter (determined as of the end of such fiscal quarter), commencing with the fiscal quarter ending on or about March 31, 2004, in each case together with the immediately preceding three fiscal quarters, to be less than 2.00 : 1.00.

                  (C) CONSOLIDATED EBITDA.

                  Parent and the Borrowers shall not permit EBITDA for any fiscal quarter (determined as of the end of such fiscal quarter), commencing with the fiscal quarter ending on or about March 31, 2004, to be less than Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000)."

         (e) SECTION 15. DEFAULT. Clause (m) of Section 15 of the Loan Agreement is deleted in its entirety and the following substituted in lieu thereof:

                  "(M) INTENTIONALLY OMITTED."

         SECTION TWO . AMENDMENT FEE. In consideration for the amendments contained herein, the Borrowers agree jointly and severally to pay to Lender an amendment fee of $83,000 (the "AMENDMENT FEE"), which fee shall be non-refundable and deemed fully earned when paid. The Borrowers authorize LaSalle to charge any loan account of the Borrowers for the Amendment Fee.

         SECTION THREE. CONDITIONS PRECEDENT. This Amendment shall become effective on the date when all of the following conditions, the satisfaction of each of which is a condition precedent to the effectiveness of this Amendment, shall have occurred or shall have been waived in writing by LaSalle.

         (a) LaSalle shall have received and reviewed each of the following, which shall be in form and substance reasonably satisfactory to it:

                  (i) this Amendment, duly executed by each Borrower and Parent, and by David H. Brooks;

                  (ii) an original Amended and Restated Revolving Note, in the form of Exhibit A hereto, in the principal amount of $32,500,000, duly executed by each Borrower; and

                  (iii) an Original Term Note, in the form of Exhibit B hereto, in the principal amount of $12,500,000, duly executed by each Borrower.

         (b) LaSalle shall have received payment, in cash, of the Amendment Fee.

         (c) All representations and warranties set forth in the Loan Agreement (except for such inducing representations and warranties that were only required to be true and correct as of a prior date) shall be true and correct in all material respects on and as of the effective date hereof, and no Default or Event of Default shall have occurred and be continuing.

         (d) No event or development shall have occurred since December 31, 2002 which event or development has had or is reasonably likely to have a Material Adverse Effect.

         (e) LaSalle shall have received a certificate from each Borrower and Parent, executed by the chairman of each such party, as to the truth and accuracy of paragraphs (c) and (d) of this Section Three.

         (f) There shall be no action, suit or proceeding pending or to any Borrower's or Parent's knowledge overtly threatened against any Borrower or Parent before any court (including any bankruptcy court), arbitrator or governmental or administrative body or agency which challenges or relates to the consummation of this Amendment or the other transactions contemplated herein.

         (g) LaSalle shall have received such further agreements, consents, instruments and documents as may be necessary or proper in the reasonable opinion of LaSalle and its counsel to carry out the provisions and purposes of this Amendment.

         SECTION FOUR . CONDITIONS SUBSEQUENT. The Borrowers shall cause each of the following documents to be delivered to LaSalle on or before the 30th day after the date hereof:

         (a) an opinion of counsel to the Borrowers and Parent, in form and substance satisfactory to LaSalle and its counsel, regarding each Borrower's and Parent's due incorporation, valid existence, good standing and power and authority to execute this Amendment, the due authorization, execution and delivery of this Amendment by each Borrower and Parent, the enforceability of this Amendment against each Borrower and Parent, the perfection of Lender's security interest in the Collateral and such other matters as LaSalle and its counsel may reasonably require;

         (b) a Certificate of the Secretary or Assistant Secretary of each Borrower and of Parent, in each case in form and substance satisfactory to LaSalle and its counsel, (A) relating to the adoption of resolutions by each such Borrower's and Parent's respective Board of Directors approving this Amendment and the other documents executed or delivered in connection herewith by such party, (B) certifying that no amendments have been made to each such Borrower's or Parent's Certificate of Incorporation, as amended, other than Parent's Certificate of Designations and Preferences executed on December 14, 2001 and Point Blank's Certificate of Amendment dated December 31, 2003, and each such Borrower's or Parent's by-laws, as amended, since September 24, 2001, and (C) further certifying the names and incumbency of officers of each such Borrower and of Parent authorized to sign this Amendment and all other documents executed or delivered in connection herewith, and the names and validity of signatures of such officers; and

         (c) evidence, in each case satisfactory to LaSalle and its counsel, that PACA has filed its past-due Biennial Statement with the New York Department of State and that Parent has paid all past-due franchise taxes owing to the State of Delaware.

         The failure of the Borrowers to cause each of the aforementioned documents to be delivered to Lender on or before such date shall constitute an Event of Default.

         SECTION FIVE . REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Parent hereby represents, warrants and covenants (which representations and warranties shall survive the execution and delivery hereof) to LaSalle that:

         (a) Each Borrower and Parent has the corporate or other power, authority and legal right to execute, deliver and perform this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which it is a party, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment and the other instruments, agreements, documents to which it is a party and the transactions contemplated hereby and thereby;

         (b) No consent of any Person (including, without limitation, stockholders or creditors of any Borrower or Parent, as the case may be) other than LaSalle, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery and performance by each Borrower and Parent, or the validity or enforceability against such parties, of this Amendment and the other instruments, agreements, documents and transactions contemplated hereby to which they are a party;

         (c) This Amendment has been duly executed and delivered on behalf of each Borrower and Parent by their respective duly authorized officers, and constitutes the legal, valid and binding obligation of such Borrower and Parent, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or equitable remedies (whether arising in a proceeding at law or in equity);

         (d) No Borrower or Parent is in material default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of each of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will (i) violate any law or regulation, or
(ii) result in or cause a violation by any Borrower or Parent of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which each such Borrower or Parent is a party or by which any of them may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of each such Borrower or Parent, except in favor of LaSalle, to secure the Liabilities, or (v) violate any provision of the Certificate of Incorporation, By-Laws or any capital stock or similar equity instrument of each such Borrower or Parent;

         (e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and is continuing;

         (f) Since the date of Parent's consolidated and consolidating financial statements for the Fiscal Year ended December 31, 2002, no change or event has occurred which has had or is reasonably likely to have a Material Adverse Effect;

         (g) Upon execution of this Amendment and the satisfaction of the conditions set forth in Section Three hereof, Parent and each of the Borrowers agrees that the term "Liabilities" shall include any and all Liabilities arising under the Loan Agreement, as amended by this Amendment, including but not limited to the Original Term Loan and any and all Additional Term Loans;

         (h) Parent and its Subsidiaries, taken as a whole, are, and after giving effect to the transactions contemplated by this Amendment, will be, solvent, able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Amendment or any of the other agreements instruments being executed in connection herewith or by completion of the transactions contemplated hereunder or thereunder.

         SECTION SIX.  GENERAL PROVISIONS.

         (a) Except as herein expressly amended, the Loan Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         (b) All references in the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby and as hereafter amended, supplemented or modified from time to time. From and after the date hereof, all references in the Loan Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

         (c) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

         (d) This Amendment shall be governed and controlled by the internal laws of the State of New York.

         (e) Nothing contained in this Amendment shall be deemed to constitute a waiver of any Default or Event of Default, whether or not LaSalle has knowledge thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, LaSalle, each Borrower and Parent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  LASALLE BUSINESS CREDIT, INC.


                                  By:_____________________________________
                                  Name:     Michael F. Aliberto, III
                                  Title:    First Vice President

                                  PROTECTIVE APPAREL CORPORATION OF   AMERICA


                                  By:_____________________________________
                                  Name:
                                  Title:

                                  POINT BLANK BODY ARMOR, INC.


                                  By:_____________________________________
                                  Name:
                                  Title:

                                  NDL PRODUCTS, INC.


                                  By:_____________________________________
                                  Name:
                                  Title:

                                  DHB INDUSTRIES, INC.


                                  By:_____________________________________
                                  Name:
                                  Title:

ACKNOWLEDGED AND CONSENTED TO:

DAVID H. BROOKS


_____________________________

                                                                  EXECUTION COPY


DHB ARMOR GROUP, INC.


By:_____________________________________
Name:
Title:

DHB SPORTS GROUP, INC.


By:_____________________________________
Name:
Title:

LANXIDE ARMOR PRODUCTS, INC.


By:_____________________________________
Name:
Title:

ORTHOPEDIC PRODUCTS, INC.


By:_____________________________________
Name:
Title:

                                                    Exhibit A to Sixth Amendment

                          FORM OF AMENDED AND RESTATED
                                 REVOLVING NOTE

ORIGINAL DATE OF EXECUTION: SEPTEMBER 24, 2001
DATE OF AMENDMENT AND RESTATEMENT: MARCH 15, 2004

$32,500,000.00                                                NEW YORK, NEW YORK

         FOR VALUE RECEIVED, PROTECTIVE APPAREL CORPORATION OF AMERICA, a Delaware corporation, POINT BLANK BODY ARMOR, INC., a Delaware corporation, and NDL PRODUCTS, INC., a Florida corporation (each a "Borrower" and collectively, the "Borrowers") jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, LLC (the "Lender"), at its offices located at 135 South LaSalle Street, Chicago, Illinois 60603, the principal sum of Thirty-Two Million Five Hundred Thousand and No/100 Dollars ($32,500,000.00) on the Maturity Date, which shall mean the last day of the Original Term, or the applicable Renewal Term, in the event that the Loan Agreement (as defined below) is renewed, as the case may be, or so much of such principal sum as shall be outstanding and unpaid on the Maturity Date, all as more fully set forth in the Loan and Security Agreement, dated as of September 24, 2001 (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), by and among each of the Borrowers, DHB Industries, Inc., as Guarantor, the DHB Subsidiaries and the Lender. Terms which are capitalized in this Revolving Note but are not otherwise defined shall have the meanings ascribed to them in the Loan Agreement. The Borrowers further promise jointly and severally to pay (a) the principal of the Revolving Loans, as set forth in Section 2(d)(i) of the Loan Agreement and (b) interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement, from the date hereof until payment in full hereof. This Revolving Note is referred to in and delivered pursuant to the Loan Agreement, and is subject to and entitled to all provisions and benefits thereof.

         The Borrowers hereby authorize the Lender to charge any account of the Borrowers maintained with the Lender for all sums payable hereunder as and when such sums become due. If payment hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made, in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Borrowers under this Revolving Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which the Lender may lawfully charge the Borrowers, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Borrowers.

         The principal and all accrued interest hereunder may be prepaid by the Borrowers, in part or in full, at any time; provided, however, that if the Borrowers terminate the Loan Agreement prior to the Maturity Date, the Borrowers may be required to pay a prepayment fee as provided in Section 10 of the Loan Agreement.

                                  Exhibit A-1

         The Borrowers waive the benefit of any law that would otherwise restrict or limit the Lender in the exercise of its right, which is hereby acknowledged, to set off against the Liabilities, without notice and at any time hereafter, any amounts owing from the Lender to the Borrowers. The Borrowers agree that the Lender shall not be liable for any error in judgment or mistakes of fact or law, other than for gross negligence. To the extent the Borrowers have any counterclaims, they agree to assert any and all such counterclaims (other than compulsory counterclaims) by separate action.

         The Borrowers, any other party liable with respect to the Liabilities evidenced hereby and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of the Lender's rights hereunder.

         The Revolving Loans evidenced hereby have been made, and this Revolving Note has been delivered, at New York, New York. THIS REVOLVING NOTE SHALL BE
GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Borrowers and each of their successors and assigns. If this Revolving Note contains any blanks when executed by the Borrowers, the Lender is hereby authorized, without notice to the Borrowers, to complete any such blanks according to the terms upon which the Revolving Loan or Revolving Loans were granted. Wherever possible, each provision of this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Revolving Note.

         To induce the Lender to make the Revolving Loans evidenced by this Revolving Note, the Borrowers (i) irrevocably agree that all actions arising directly or indirectly as a result or in consequence of this Revolving Note shall be instituted and litigated only in courts having situs in the City of New York, New York; provided, that Lender may elect to commence an action or proceeding with respect to the Collateral in another jurisdiction, (ii) hereby consent to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city, and (iii) waive any objection based on forum non-conveniens. IN ADDITION, THE BORROWERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS REVOLVING NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY ANY BORROWER OR THE LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE BORROWERS AND THE LENDER, waive personal service of any and all process, and consent that all such service of process may be made by certified mail, return receipt requested, directed to the Borrowers at the address indicated in the Lender's records; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid.

                                  Exhibit A-2

         This Note amends, supersedes and replaces in its entirety that certain Revolving Note (the "Original Note") in the original principal amount of Fifteen Million Five Hundred Thousand and No/100 Dollars ($15,500,000) dated September 24, 2001, executed by the Borrowers and payable to the order of the Lender; provided, however, that all of the indebtedness evidenced by the Original Note continues to be outstanding as of the date hereof, no cancellation, adjustment or novation of such indebtedness shall be deemed to have occurred on account of the amendment and restatement of the Original Note pursuant to this Note, and the Borrowers' execution and delivery of this Note shall constitute an express acknowledgment and confirmation of, and agreement with, the foregoing.

         IN WITNESS WHEREOF, each of the Borrowers has executed this Revolving Note on the date first above set forth.

                                        PROTECTIVE APPAREL CORPORATION
                                            OF AMERICA


                                        By:_____________________________________
                                        Name:
                                        Title:

                                        POINT BLANK BODY ARMOR, INC.


                                        By:_____________________________________
                                        Name:
                                        Title:

                                        NDL PRODUCTS, INC.


                                        By:_____________________________________
                                        Name:
                                        Title:


                                  Exhibit A-3

                                                    Exhibit B to Sixth Amendment


                                     FORM OF
                                    TERM NOTE

EXECUTED AS OF THE 15TH DAY OF MARCH,  2004                         $12,500,000

         FOR VALUE RECEIVED, PROTECTIVE APPAREL CORPORATION OF AMERICA, a Delaware corporation, POINT BLANK BODY ARMOR, INC., a Delaware corporation, and NDL PRODUCTS, INC., a Florida corporation (each, a "Borrower" and collectively, the "Borrowers") jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, LLC ("Lender"), at its offices located at 135 South LaSalle
Street, Chicago, Illinois 60603, the principal sum of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00) on the Maturity Date, which shall mean the last day of the Original Term, or the last day of the applicable Renewal Term, in the event that the Loan Agreement (as defined below) is renewed, as the case may be, or so much of such principal sum as shall be outstanding and unpaid on the Maturity Date, all as more fully set forth in the Loan and Security Agreement, dated as of September 24, 2001 (as the same has been, and may hereafter be, amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among the Borrowers, DHB Industries, Inc., as Guarantor, the DHB Subsidiaries and the Lender. Terms which are capitalized in this Term Note but are not otherwise defined shall have the meanings ascribed to them in the Loan Agreement. The Borrowers further promise to (a) pay the principal amount of this Term Note in installments as set forth in Section 2(d)(ii) of Loan Agreement, (b) make mandatory prepayments of principal of this Term Note as set forth in Section 2(d)(iv) of the Loan Agreement and (c) pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof. This Term Note is referred to and delivered pursuant to the Sixth Amendment to the Loan Agreement, and is subject to and entitled to all provisions and benefits of the Loan Agreement.

         The Borrowers hereby authorize the Lender to charge any account of the Borrowers maintained with the Lender for all sums payable hereunder as and when such sums become due. If payment hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Borrowers under this Term Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which the Lender may lawfully charge the Borrowers, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Borrowers.

         The principal and all accrued interest hereunder may be prepaid by the Borrowers, in part or in full, at any time.


                                  Exhibit B-1

         The Borrowers waive the benefit of any law that would otherwise restrict or limit the Lender in the exercise of its right, which is hereby acknowledged, to set off against the Liabilities, without notice and at any time hereafter, any amounts owing from the Lender to the Borrowers. The Borrowers agree that the Lender shall not be liable for any error in judgment or mistakes of fact or law, other than for gross negligence. To the extent the Borrowers have any counterclaims, they agree to assert any and all such counterclaims (other than compulsory counterclaims) by separate action.

         The Borrowers, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waives any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of the Lender's rights hereunder.

         The Term Loan evidenced hereby has been made, and this Term Note has been delivered, at New York, New York. THIS TERM NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Borrowers and each of their successors and assigns. If this Term Note contains any blanks when executed by Borrowers, the Lender is hereby authorized, without notice to the Borrowers, to complete any such blanks according to the terms upon which the Term Loan was granted. Wherever possible, each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Term Note.

         To induce the Lender to make the Term Loan evidenced by this Term Note, the Borrowers (i) irrevocably agree that all actions arising directly or indirectly as a result of or in consequence of this Term Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of New York, New York; provided that Lender may elect to commence an action or proceeding with respect to the Collateral in another jurisdiction, (ii) hereby consent to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city, and (iii) waive any objection based on forum non-conveniens. IN ADDITION, THE BORROWERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR
PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS TERM NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY ANY BORROWER OR THE LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE BORROWERS AND THE LENDER, waive personal service of any and all process, and consent that all such service of process may be made by certified mail, return receipt requested, directed to the Borrowers at the address indicated in the Lender's records; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid.

                                  Exhibit B-2

         IN WITNESS WHEREOF, each of the Borrowers has executed this Term Note on the date first above set forth.

                                      PROTECTIVE APPAREL CORPORATION
                                          OF AMERICA


                                      By:_____________________________________
                                      Name:
                                      Title:

                                      POINT BLANK BODY ARMOR, INC.


                                      By:_____________________________________
                                      Name:
                                      Title:

                                      NDL PRODUCTS, INC.


                                      By:_____________________________________
                                      Name:
                                      Title:


                                  Exhibit B-3